Exhibit 10.4

THIRD AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

        Third Amendment and Waiver, dated as of April 14, 2003, to Third Amended and Restated Revolving Credit Agreement (“this Amendment”), by and among IONICS, INCORPORATED, a Massachusetts corporation (the “Borrower”), FLEET NATIONAL BANK and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the “Banks”), amending certain provisions of the Third Amended and Restated Revolving Credit Agreement, dated as of June 29, 2001 (as amended by the First Amendment and Waiver, dated as of December 21, 2001, and the Second Amendment and Waiver, dated as of March 28, 2002, and as further amended and in effect from time to time, the “Credit Agreement”) by and among the Borrower, the Banks and FLEET NATIONAL BANK as agent for the Banks (in such capacity, the “Agent”). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

        WHEREAS, the Borrower and the Banks acknowledge that Revolving Credit Loan Maturity Date occurred on March 26, 2003;

        WHEREAS, the Borrower has requested that the Revolving Credit Loans and all of the Loan Documents be reinstated as of April 14, 2003, and the Banks have agreed to reinstate the Revolving Credit Loans and all of the Loan Documents as of such date, all of which shall be in full force and effect from and after such date;

        WHEREAS, the Borrower and the Banks have agreed to modify and waive certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        §1.  Amendments to Section 1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended as follows:

    (a)        The definition of “Applicable Margin” contained in §1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and restating it as follows:

Applicable Margin: The Applicable Margin for (i) Prime Rate Loans shall be zero, (ii) LIBOR Rate Loans shall be 1.25%, (iii) the Letter of Credit Fee for Performance Letters of Credit shall be 0.875% and for all other Letters of Credit shall be 1.25% and (iv) the Commitment Fee Rate shall be 0.25%.

    (b)        The definition of “Cash Equivalents” contained in §1.1 of the Credit Agreement is amended by deleting such definition in its entirety and restating it as follows:

Cash Equivalents. As to the Borrower and its Consolidated Subsidiaries, (a) securities issued or directly and fully guaranteed or insured by the United States of America and having a maturity of not more than twelve (12) months from the date of acquisition; (b) certificates of deposit, time deposits and eurodollar time deposits with maturities of twelve (12) months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding twelve (12) months and overnight bank deposits, in each case, (i) with any Banks or (ii) with any domestic commercial bank organized under the laws of the United States of America or any state thereof, in each case having a rating of not less than A or its equivalent by Standard & Poor’s Ratings Group or any successor and having capital and surplus in excess of $1,000,000,000 or banks organized under the laws of any OECD country having total assets in excess of $10,000,000,000; (c) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (a) and (b) above; and (d) any commercial paper or finance company paper issued by (i) any Lender or any holding company controlling any Bank or (ii) any other Person, including but not limited to, any corporation organized and existing under the laws of the United States of America or any state thereof or any OECD country, that is rated not less than “P-1” or “A-1” or their equivalents by Moody’s Investors Services, Inc. or Standard & Poor’s Ratings Group or their successors, in each case, denominated in Dollars, Euros or British Pounds Sterling.

    (c)        The definition of “Revolving Credit Loan Maturity Date” contained in §1.1 of the Credit Agreement is hereby amended by deleting such definition it in its entirety and restating it as follows:

      Revolving Credit Loan Maturity Date.  April 30, 2004.

    (d)        Section 1.1 of the Credit Agreement is further amended by inserting the following new definition in the appropriate alphabetical order:

Performance Letter of Credit. A standby Letter of Credit issued for the account of the Borrower to secure the performance (other than payment) of the Borrower or its domestic Subsidiaries.

      §2.  Amendments to Section 10 of the Credit Agreement.

    (a)        Section 10.1 of the Credit Agreement is hereby amended by deleting such §10.1 in its entirety and substituting the following therefor:

      10.1  Intentionally Omitted.

    (b)        Section 10.5 is amended by deleting such §10.5 and substituting the following therefor:

      10.5  Intentionally Omitted.

        §3.  Amendment to Schedule I to the Credit Agreement. Schedule I to the Credit Agreement is hereby amended by deleting such Schedule I and substituting Schedule I attached hereto therefor.

        §4.  Limited Waiver. The Borrower has informed the Agent and the Banks that the Borrower has failed to comply with the covenants set forth in §§10.1 and 10.5 of the Credit Agreement for the Reference Period ended 12/31/02, and has requested that the Banks waive such non-compliance. As of the Effective Date, the Banks hereby waive compliance with the provisions of §§10.1 and 10.5 of the Credit Agreement solely for the Reference Period ended 12/31/02, and accordingly the Banks deem such non-compliance to have been subsequently cured. Nothing contained in this waiver shall be construed to imply a willingness on the part of the Banks to grant any similar or other future waivers of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

        §5.  Conditions to Effectiveness. This Amendment shall be effective as of April 14, 2003 (the “Effective Date”), subject to the satisfaction of the following conditions:

    (a)        The Borrower, the Banks and the Agent shall have executed and delivered to the Agent this Amendment.

    (b)        The Agent shall have received an amendment fee in the amount of $37,500.

    (c)        All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Banks and the Agent, and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

    (d)        The Borrower shall have paid all other fees and expenses required to be paid on or prior to the date hereof.

        §6.  Condition Subsequent.  The Borrower shall have delivered to the Agent no later than May 31, 2003, resolutions of the Board of Directors of each of the Borrower and its domestic Subsidiaries (other than the Inactive Subsidiaries) evidencing its authorization of such entity’s execution and delivery of this Amendment and the obligations contemplated therein along with an officer’s certificate with respect thereto. The Borrower hereby agrees with the Agent and the Banks that failure to provide the aforementioned resolutions on or prior to the date specified herein shall constitute an Event of Default under the Credit Agreement.

        §7.  Representations and Warranties. The Borrower hereby repeats, on and as of the Effective Date, each of the representations and warranties made by it in §7 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by this Amendment, the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower and its Subsidiaries of this Amendment and the performance by the Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate or other authority of each of the Borrower and its Subsidiaries and have been duly authorized by all necessary corporate or other action on the part of the Borrower and its Subsidiaries.

        §8.  Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the other Loan Documents, are hereby reinstated, ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        §9.  No Waiver. Except as set forth in §4, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

    §10.  Counterparts.        This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        §11.  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

IONICS, INCORPORATED BY: /S/ Daniel M. Kuzmak —————————————— Daniel M. Kuzmak Chief Financial Officer

FLEET NATIONAL BANK, Individually and as Agent BY: /S/ John C. Dunne —————————————— John C. Dunne Senior Vice President

RATIFICATION OF GUARANTY

        Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing Amendment, including but not limited to, the reinstatement of the Revolving Credit Loans and all of the Loan Documents, as of April 14, 2003, and agrees that the Guaranty to which such Guarantor is a party remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

AQUA DESIGN, INC. BY: /S/ Daniel M. Kuzmak —————————————— Daniel M. Kuzmak Treasurer

FIDELITY PUREWATER, INC. BY: /S/ Anthony Di Paola —————————————— Anthony Di Paola Treasurer

FIDELITY WATER SYSTEMS, INC. BY: /S/ Anthony Di Paola —————————————— Anthony Di Paola Treasurer

IONICS KOREA, INC. BY: /S/ Stephen Korn —————————————— Stephen Korn Secretary

IONICS LIFE SCIENCES, INC. BY: /S/ Theodore G. Papastavros —————————————— Theodore G. Papastavros Treasurer

IONICS ULTRAPURE WATER CORPORATION BY: /S/ Stephen Korn —————————————— Stephen Korn Secretary

RESOURCES CONSERVATION CO. INTERNATIONAL BY: /S/ Stephen Korn —————————————— Stephen Korn Secretary

SEPARATION TECHNOLOGY INC. BY: /S/ Ark W. Pang —————————————— Ark W. Pang President

SIEVERS INSTRUMENTS, INC. BY: /S/ Stephen Korn —————————————— Stephen Korn Secretary

                                           SCHEDULE 1
                                    Bank Commitments and Commitment Percentages

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                                                                                Revolving
                                                          Revolving             Credit
         Domestic and LIBOR                               Credit                Commitment
         Lending Office                                   Commitment            Percentage
         ------------------------------------------------ -------------------- ----------------------

         Fleet National Bank                              $15,000,000          100.00000%
         100 Federal Street
         Boston, MA 02110
         Attn:  John C. Dunne
         Senior Vice President
         ------------------------------------------------ -------------------- ----------------------
         TOTAL                                            $15,000,000          100.00000%
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